                                                                    Exhibit 99.3


                        Pro Forma Condensed Consolidated
                        Financial Statements (Unaudited)


The following pro forma condensed consolidated balance sheet as of March 31, 2002 and the pro forma condensed consolidated statements of operations for the year ended September 30, 2001 and six months ended March 31, 2002 give effect to the acquisition of all the outstanding shares of Global Interactive Gaming Limited ("GIG") by Interactive Systems Worldwide, Inc. ("ISWI"). The pro forma information is based on the historical financial statements of GIG and ISWI and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

Interactive Systems Worldwide, Inc.
Condensed Consolidated Pro Forma Balance Sheet (Unaudited)
March 31, 2002
(Dollars in thousands)



                                                                    Global
                                               Interactive        Interactive        Pro Forma
                                                 Systems          Gaming Ltd.       Adjustments
                                             Worldwide, Inc.       June 30,           (Note 2)
                                             March 31, 2002          2002             Increase         Consolidated
                                               Historical         Historical         (Decrease)         Pro Forma
                                             ---------------     ------------       -----------        ------------

Current assets:

  Cash and cash equivalents                    $   2,916         $     108          $    (365) (a)     $   7,259
                                                                                        4,600  (d)
  Accounts receivable                                  7                 -                 (7) (f)             -
  Escrow account                                                     3,300             (3,300) (b)             -
  Investments in marketable securities             3,975                 -                  -              3,975
  Deferred income taxes                            1,936                 -             (1,936) (c)            -
                                                                                         (750) (b)
  Prepaid expenses and other current assets           90             1,167               (126) (b)           381
                                               ---------         ---------          ---------          ---------
     Total current assets                          8,924             4,575             (1,884)            11,615

  Property and equipment, net                         66               923               (279) (b)           710
  Capitalized software and patents                   365             1,562               (481) (b)         1,446
  Deferred income tax                                232                 -               (232) (c)             -
  Other assets                                        27                 -                  -                 27
                                               ---------         ---------          ---------          ---------
      Total assets                             $   9,614         $   7,060          $  (2,876)         $  13,798
                                               =========         =========          =========          =========
Current liabilities:
  Accounts payable                             $      57         $   1,230          $    (560) (b)     $     420
                                                                                         (300) (b)
                                                                                           (7) (f)
  Deferred revenue                                   750                 -               (750) (d)             -
  Accrued expenses                                   341               398                674  (a)         1,413
                                               ---------         ---------          ---------          ---------
     Total current liabilities                     1,148             1,628               (943)             1,833
                                               ---------         ---------          ---------          ---------
Stockholders' Equity:
  Common stock                                         9                24                (24) (b)             9
  Additional paid in capital                      13,392            28,373            (28,373) (b)        13,709
                                                                                          317  (a)
  Stock subscriptions receivable                                    (1,265)             1,265  (b)             -
  Treasury stock                                    (441)                -                  -               (441)
  Deferred expense, net                           (1,239)                -              1,239  (e)             -
  Accumulated deficit                                                                   5,350  (d)
                                                                                       (1,239) (e)
                                                                                       (2,168) (c)
                                                  (3,255)          (21,700)            21,700  (b)        (1,312)
                                               ---------         ---------          ---------          ---------
    Total stockholders' equity                     8,466             5,432             (1,933)            11,965
                                               ---------         ---------          ---------          ---------
     Total liabilities and
       stockholders'equity                    $    9,614         $   7,060          $  (2,876)         $  13,798
                                               =========         =========          =========          =========


See accompanying notes to Pro Forma Condensed Consolidated financial statements

Interactive Systems Worldwide, Inc.
Condensed Consolidated Pro Forma Statement of Operations (Unaudited)
For the Year Ended September 30, 2001
(Dollars in thousands)
--------------------------------------------------------------------------------


                                            Interactive
                                              Systems            Global Interactive         Pro Forma
                                          Worldwide, Inc.            Gaming Ltd.           Adjustments
                                             Year Ended        Year Ended December 31,       (Note 3)
                                         September 30, 2001             2001                 Increase           Consolidated
                                             Historical              Historical             (Decrease)            Pro Forma
                                         ------------------    -----------------------     -----------           -----------
Revenues, net                                $ 4,747                 $      -               $ (4,747) (a)        $         -
                                             -------                 --------               --------             -----------
Costs and expenses:
  Cost of revenues, research and
     development expense                         995                      913                      -                   1,908
  General and administrative expense           1,232                    9,344                 (5,549) (a)              5,027
                                             -------                 --------               --------             -----------
                                               2,227                   10,257                 (5,549)                  6,935
                                             -------                 --------               --------             -----------
     Operating income (loss)                   2,520                  (10,257)                   802                  (6,935)
                                             -------                 --------               --------             -----------

Other income                                       -                     246                       -                     246
Interest income (expense)                        142                     (973)                                          (831)
                                             -------                 --------               --------             -----------
                                                 142                     (727)                     -                    (585)
                                             -------                 --------               --------             -----------
     Income (loss) before income taxes         2,662                  (10,984)                   802                  (7,520)
Income tax benefit                             2,681                        -                 (2,681) (b)                  -
                                             -------                 --------               --------             -----------
     Net income (loss)                       $ 5,343                 $(10,984)              $ (1,879)            $    (7,520)
                                             =======                 ========               ========             ===========

Net (loss) per share - basic                                                                                     $     (0.84)
                                                                                                                 ===========
Weighted average basic common
     shares outstanding                                                                                            8,909,132
                                                                                                                 ===========
Net (loss) per share - diluted                                                                                   $     (0.84)
                                                                                                                 ===========
Weighted average diluted common
     shares outstanding                                                                                            8,909,132
                                                                                                                 ===========

See accompanying notes to Pro Forma Condensed Consolidated financial statements

Interactive Systems Worldwide, Inc.
Condensed Consolidated Pro Forma Statement of Operations (Unaudited) For the Six Months Ended March 31, 2002
(Dollars in thousands)


                                             Interactive
                                               Systems         Global Interactive     Pro Forma
                                           Worldwide, Inc.         Gaming Ltd.       Adjustments
                                          Six Months Ended      Six Months Ended       (Note 4)
                                           March 31, 2002         June 30, 2002        Increase      Consolidated
                                             Historical            Historical         (Decrease)      Pro Forma
                                          -----------------    ------------------    -----------     ------------
Revenues, net                                 $  2,573           $      -           $ (2,573) (a)    $         -
                                              --------           --------           --------         ------------
Costs and expenses:
Cost of revenues, research
  and development expense                          303                686                                    989
General and administrative expense               1,071              5,981             (3,177) (a)
                                                                                        (177) (b)          3,698
                                              --------           --------           --------         ------------

                                                 1,374              6,667             (3,354)              4,687
                                              --------           --------           --------         ------------
     Operating income (loss)                     1,199             (6,667)               781              (4,687)
                                              --------           --------           --------         ------------
Other income                                         -                 45                  -                  45
Interest income (expense)                           57                  -                  -                  57
                                              --------           --------           --------         ------------
                                                    57                 45                  -                 102
                                              --------           --------           --------         ------------
     Income (loss) before income taxes           1,256             (6,622)               781              (4,585)
Income tax expense                                 513                  -               (513) (c)              -
                                              --------           --------           --------         ------------
     Net income (loss)                        $    743           $ (6,622)          $  1,294         $    (4,585)
                                              ========           ========           ========         ===========

Net (loss) per share - basic                                                                         $     (0.52)
                                                                                                     ===========

Weighted average basic common
  shares outstanding                                                                                   8,893,410
                                                                                                     ===========
Net (loss) per share - diluted                                                                       $     (0.52)
                                                                                                     ===========
Weighted average diluted common
     shares outstanding                                                                                8,893,410
                                                                                                     ===========


See accompanying notes to Pro Forma Condensed Consolidated financial statements

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements


1.       Basis of Presentation

The accompanying pro forma condensed consolidated balance sheet and statement of operations reflect the pro forma effect of the acquisition (the "Acquisition") of all of the outstanding share capital of Global Interactive Gaming Limited ("GIG") by Interactive Systems Worldwide, Inc ("ISWI") which occurred on July 31, 2002. GIG was in default of the license agreement dated March 17, 2000 between ISWI and GIG ("License Agreement") at the date of Acquisition as a result of not funding an escrow payment due on May 15, 2002. As the Acquisition resulted from such default, the accompanying pro forma balance sheet assumes that such default and the resultant forfeiture of the balance of the escrow account to ISWI occurred as of March 31, 2002.

The pro forma condensed consolidated balance sheet assumes the Acquisition occurred at March 31, 2002. The pro forma condensed consolidated statement of operations for the year ended September 30, 2001 assumes that the Acquisition occurred on October 1, 2000. The pro forma condensed consolidated statement of operations for the six months ended March 31, 2002 assumes that the Acquisition occurred on October 1, 2001.

GIG's fiscal year end is December 31 and ISWI's fiscal year end is September 30. Accordingly, the pro forma condensed consolidated financial statements includes financial information of GIG as of a period 90 days subsequent to ISWI. The pro forma condensed consolidated balance sheet at March 31, 2002 has been prepared based on the unaudited financial statements of ISWI at March 31, 2002 and based on the unaudited financial statements of GIG at June 30, 2002. The pro forma condensed consolidated statement of operations for the year ended September 30, 2001 has been prepared based on the audited financial statements of ISWI for the year ended September 30, 2001 and based on the audited financial statements of GIG for the year ended December 31, 2001. The pro forma condensed consolidated statement of operations for the six months ended March 31, 2002 has been prepared based on the unaudited financial statements of ISWI for the six months ended March 31, 2002 and based on the unaudited financial statements of GIG for the six months ended June 30, 2002. The accompanying pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the historical financial statements and related notes of ISWI contained in its annual and quarterly reports filed with the Securities and Exchange Commission and those of GIG included.

The financial statements of GIG, which is a United Kingdom Company, are prepared in Great Britain pounds in accordance with accounting principles generally accepted in the United Kingdom. For purposes of these pro forma financial statements, the balance sheet and statement of operations of GIG have been translated into U.S. dollars at the exchange rate at June 30, 2002 of 1.5326 GBP to the US dollar and are prepared in accordance with accounting principles generally accepted in the United States.

These pro forma financial statements are provided for illustrative purposes only. Reliance should not be placed on these pro forma financial statements since they are not necessarily indicative of the financial position or results of operations that would have been obtained if the Acquisition had occurred on the dates assumed or to project the results of operations for any future period or the financial condition at any future date.

As GIG was a development stage company and had not commenced planned principal operations, which represented the distribution of ISWI`s wagering technology to on-line and interactive television providers, the Acquisition will be accounted for as an acquisition of assets and not a business combination. The total purchase consideration will be allocated to the tangible and intangible assets and liabilities based upon their relative fair values. The purchase price and the allocation of the purchase price is preliminary based upon estimates available at this time. However, ISWI does not expect the final purchase price and the allocation of the purchase price will materially differ from the preliminary amounts set forth herein.


2.       Pro Forma Condensed Consolidated Balance Sheet:

(a) The pro forma condensed consolidated balance sheet reflects the purchase of net assets as though it had occurred on March 31, 2002. The preliminary purchase cost of the net assets is as follows:

                                                        $(000s)
Cash consideration                                         $365
Professional fees and other expenses                        674
Preferred stock and warrants issued (*)                     317
                                                         ------
Purchase price                                           $1,356
                                                         ======

         (*) Due to GIG's default under the License Agreement, warrants held by GIG to acquire 426,087 shares of ISWI's common stock became non-exercisable. Of such warrants distributed to GIG's shareholders in connection with the Acquisition 157,652 were immediately exercisable. As a result, the distribution of these warrants for accounting purposes are considered a new issuance and are valued at their fair value on the date of their issuance. ISWI has used an estimated value for the preferred stock and warrants and is in the process of obtaining a final valuation.

(b). The adjustment of net assets of GIG to reflect the net assets acquired and the preliminary allocation of the purchase price based on the balance sheet of GIG at June 30, 2002 is as follows:

                                                                 Net Assets
                                                            Increase/(Decrease)
                                                                  ($000s)
                                                            -------------------
         Stockholders' equity as reported by GIG                $   5,432
           Adjustments:
           Forfeiture of escrow account due to default
           under license agreement prior to acquisition           (3,300)
           Write off of prepaid license fee                         (750)
           Contribution to capital of amount payable
           to shareholder prior to acquisition                        560

           Eliminate payable to ISWI; allowance for
           doubtful accounts provided by ISWI against
           corresponding receivable from GIG                          300

         Adjusted balance                                           2,242
           Reduction of carrying value of remaining
           assets to reflect preliminary allocation of
           purchase price based on relative fair
           values:
           Prepaid expenses and other current assets                (126)
           Property and equipment                                   (279)
           Capitalized software                                     (481)
                                                                ---------
         Purchase price of net assets                           $   1,356
                                                                =========


(c) To record the provision for a valuation allowance against ISWI's deferred tax asset due to the reduction of anticipated taxable income.

(d) To record an increase of $5,350,000 to ISWI's stockholders' equity for the escrow account balance at March 31, 2002 ($4,600,000) funded by GIG and forfeited to ISWI prior to the Acquisition together with deferred revenue ($750,000) representing funds received from escrow by ISWI prior to March 31.

(e) To record the elimination of ISWI's deferred expense which represents the unamortized carrying value of certain warrants which were granted to GIG as a sales incentive for entering into the License Agreement.

(f) To eliminate intercompany accounts receivable and payable in consolidation.


3. Pro Forma Condensed Consolidated Statement of Operations for the Year Ended September 30, 2001:

The pro forma condensed consolidated statement of operations for the year ended September 30, 2001 reflects the following pro forma adjustments:

(a) To record the elimination of license fee revenue against license fee expense; the difference in amount results from the different periods and resultant increase in minimum license fees for the later period and translation adjustments.

(b) To eliminate the effect of the reversal of the valuation allowance against ISWI's deferred tax asset thereby eliminating the current period tax benefit.


4. Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended March 31, 2002:

The pro forma condensed consolidated statement of operations for the six months ended March 31, 2002 reflects the following adjustments:

(a) To record the elimination of license fee revenue against license fee expense; the difference in amounts results from the different periods and resultant increase in minimum license fees for the later period and translation adjustments.

(b) To record elimination of loss due to write off of carrying value of warrant to acquire stock of ISWI.

(c) To eliminate the effect of the write off of the deferred tax asset resulting from the reversal of the valuation allowance against ISWI's deferred tax asset thereby eliminating the current period tax expense (see Note 2(b)).